Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB/A ("Annual Report") of Itronics Inc. (the "Registrant") for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in their capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: April 16, 2008                      /S/ JOHN W. WHITNEY

                                            John W. Whitney

                                            President

                                            (Principal Executive and Financial Officer)

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